Rule 497(e)

Registration Nos. 333-03715 and 811-07619

NUVEEN NWQ EQUITY INCOME FUND

SUPPLEMENT DATED JULY 1, 2010

TO THE PROSPECTUS DATED SEPTEMBER 15, 2009

Effective July 1, 2010, the fund’s management fees have been lowered. Consequently, the section “The Fund–What Are the Costs of Investing?” is hereby replaced in its entirety with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

Share Class	A	C	R3	I
Maximum Sales Charge Imposed on Purchases	5.75%	None	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None	None	None
Exchange Fees	None	None	None	None
Deferred Sales Charge	None	1%	None	None

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.50%	—
Other Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.34%	2.09%	1.59%	1.09%
Fee Waivers and Expense Reimbursements[2]	(0.19%)	(0.19%)	(0.19%)	(0.19%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.15%	1.90%	1.40%	0.90%

1	The percentages shown are based on an estimated $50 million average net asset size for the fund’s first fiscal year. The fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2010. The information has been restated to better reflect anticipated expenses of the fund.
2	The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.15% after October 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$685	$193	$143	$92	$685	$193	$143	$92
3 Years	$937	$615	$461	$305	$937	$615	$461	$305

*     *     *     *     *

Effective July 1, 2010, the section entitled “How We Manage Your Money–Who Manages the Fund–Management Fee” is hereby replaced in its entirety with the following:

The management fee schedule for the fund consists of two components–a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For net assets over $2 billion	0.4250%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of June 30, 2010, the effective complex-level fee for the fund was 0.1857% of the fund’s average daily net assets.

NAM has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the fund do not exceed 0.90% through October 31, 2012, and 1.15% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment advisory contracts is available in the fund’s annual report for the period ended June 30, 2010.

PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS

FOR FUTURE REFERENCE